                                                                   EXHIBIT 10.15

                                AMENDMENT NO. 9

                     TO THE AIRBUS A321 PURCHASE AGREEMENT

                         DATED AS OF FEBRUARY 14, 1990

                                    BETWEEN

                                 AVSA, S.A.R.L.

                                      AND

                    INTERNATIONAL LEASE FINANCE CORPORATION



This Amendment No. 9 (hereinafter referred to as the "Amendment") entered into as of February 23, 1996, by and between AVSA, S.A.R.L, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, having its principal corporate offices located at 1999 Avenue of the Stars, 39th Floor, Los Angeles, CA 90067, U.S.A. (hereinafter referred to as the "Buyer");


                                   WITNESSETH


WHEREAS, the Buyer and the Seller entered into a certain A321 Purchase Agreement, dated as of February 14, 1990, relating to the sale by the Seller and the purchase by the Buyer of twelve (12) firmly ordered Airbus Industrie A321 model aircraft (the "Aircraft") and four (4) option Airbus Industrie A321 model aircraft (the "A321 Purchase Agreement"), which agreement has been further amended by and supplemented with all Exhibits, Appendices and Letter Agreements attached thereto and has been amended by Amendment No. 1 dated as of June 18, 1991, Amendment No. 2 dated as of December 10, 1992, Amendment No. 3 dated as of January 3, 1994, Amendment No. 4 dated as of February 28, 1994, Amendment No. 5 dated as of September 23, 1994, Amendment No. 6 dated as of December 27, 1994 (the "A321 Amendment No. 6"), Amendment No. 7 dated as of July 5, 1995 and Amendment No. 8 dated as of October 4, 1995;

WHEREAS, the Buyer and the Seller entered into a certain General Terms Agreement, dated as of November 10, 1988, which agreement, as previously amended and supplemented together with all Exhibits, Appendices, and Letter Agreements attached thereto is hereinafter called the "G.T.A.";


WHEREAS, in line with the terms of Paragraph 6 of Letter Agreement No. 1 dated December 27, 1994, the Seller hereby confirms the availability of a version of the Airbus Industrie A321 model aircraft featuring a Maximum Design Take-Off Weight of 89 metric tonnes (the "A321-200 Aircraft") and the Buyer confirms its
desire to      *     ;

The parties agree that this Amendment shall formally amend and constitute part of the A321 Purchase Agreement.


NOW, THEREFORE, IT IS AGREED AS FOLLOWS :


A.  *
--

1.  *
--

    *


2.   A321-200 SPECIFICATION
--   ----------------------

     Paragraph 2 of Part C of Amendment No. 8 to the A321 Purchase Agreement is hereby superseded and replaced by the following paragraph with respect to the A321-200 Aircraft:

     QUOTE

     The A321-200 Aircraft shall be manufactured in accordance with the A321-200 Standard Specification referred to in Amendment No. 8 to the A321 Purchase Agreement as amended by the change orders set forth in Exhibit B to the
     Amendment No. 8      *     . Such A321-200 Standard Specification, as so
     amended, is hereinafter referred to as the "A321-200 Specification". The A321-200 Specification may be further modified from time to time pursuant to the General Terms Agreement.


3.   PRICE
--   -----



* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     The terms and conditions of Paragraph 3, Part C of the A321 Amendment No. 8 are cancelled and replaced by the following provisions, with respect to the A321-200 Aircraft:


QUOTE

4.1  Base Price of the A321-200 Aircraft
---  -----------------------------------

The Base Price of the each A321-200 Aircraft is the sum of:

     - the Base Price of the A321-200 Airframe, and

     - the Base Price of the Propulsion Systems.

4.1.1  Base Price of the A321-200 Airframe for the Remaining
-----  ------------------------------------------------------

The Base Price of the Airframe shall be the sum of:

     (i) the Base Price of the standard A321-200 airframe as described in Paragraph 2, Part C, of Amendment No. 8 to the A321 Purchase Agreement, excluding Buyer Furnished Equipment and SCN's at delivery conditions
     prevailing in      *     , which is     *    , and

     (ii) the Base Price of all change orders set forth in Exhibit "A" to the Amendment No. 8 to the A321 Purchase Agreement that are mutually agreed upon prior to the execution and delivery of the Amendment No. 8 to the A321
     Purchase Agreement, at delivery conditions prevailing in      *     , which
     is      *     .

The Base Price of the A321-200 Airframe is subject to adjustment to the date of delivery of the relevant A321-200 Aircraft in accordance with the Airframe Price Revision Formula set forth in Appendix 1 of A321 Amendment No. 6.


4.1.2  Base Price of the CFM International 56-5B3 Propulsion Systems
-----  -------------------------------------------------------------

The Base Price of a set of CFM 56-5B3 Propulsion Systems is the sum of the Base Prices quoted below in (i) and (ii):


(i) Base Price of the CFM 56-5B3 Engines
----------------------------------------

The Base Price of a set of two (2) CFM 56-5B3 engines and additional standard
equipment at delivery conditions prevailing in      *      is      *     . Said
Base Price has been calculated with reference to the Reference Price indicated
by CFM International of      *     as defined by the Reference Composite Price
Index of 111.82 and in accordance with delivery conditions prevailing
in      *       .

Said Reference Price is subject to adjustment to the date of delivery of the relevant A321-200 Aircraft in accordance with the CFM International Price Revision Formula set forth in Appendix 2 of


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

A321 Amendment No. 6.

(ii) Base Price of Nacelles and Thrust Reversers
------------------------------------------------

The Base Price of a set of two (2) nacelles and two (2) thrust reversers for the CFM 56-5B3 shall be as set forth in Paragraph 3 of A321 Amendment No. 6.

Said Base Price is subject to adjustment to the date of delivery of the relevant A321-200 Aircraft in accordance with the Airframe Price Revision Formula set forth in Appendix 1 of A321 Amendment No. 6.


4.1.3  Base Price of the IAE V2533-A5 Propulsion Systems
-----  -------------------------------------------------

The Base Price of a set of two (2) IAE V2533-A5 Propulsion Systems including related equipment, nacelles and thrust reversers, at delivery conditions
prevailing in      *      is  *  . Said Base Price has been calculated with
reference to the Reference Price indicated by IAE of      *      in accordance
with theoretical delivery conditions prevailing in      *     .

Said Reference Price is subject to adjustment to the date of delivery of the relevant A321-200 Aircraft in accordance with the IAE Price Revision Formula set forth in Appendix 3 of A321 Amendment No. 6.


4.2  Selection of Propulsion Systems and validity of the Propulsion Systems
---  ----------------------------------------------------------------------
Reference Prices
----------------

The terms and conditions of the quoted provisions of Paragraph 4.2 and 4.3 of Paragraph 3 of A321 Amendment No. 6 shall apply to the A321-200 Aircraft.

UNQUOTE


4.   *      PREDELIVERY PAYMENTS
--   ---------------------------

     Upon execution of this Amendment, the Buyer shall pay to the
     Seller      *     .

B.   EFFECT OF AMENDMENT
--   -------------------

     The A321 Purchase Agreement shall be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the A321 Purchase Agreement.

     This Amendment shall be effective upon satisfaction of all conditions hereof and of the A321 Purchase Agreement.


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

C.   CONFIDENTIALITY
--   ---------------

     Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that the Buyer is required to make with any governmental agency, and the Buyer shall make all applications that may be necessary to implement the foregoing. The Buyer and the Seller shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Amendment or the terms and conditions hereof. The provisions of this Paragraph D shall survive any termination of this Amendment.

D.   GOVERNING LAW AND JURISDICTION
--   ------------------------------

     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT SHALL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH JURISDICTION.

     THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AMENDMENT.

If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the A321 Purchase Agreement as of the date first above written.



Agreed and Accepted,                 Yours sincerely,

INTERNATIONAL LEASE                  AVSA, S.A.R.L.
FINANCE CORPORATION



By:   /s/  R.G. Duncan               By:   /s/ Mario Schuler
     -------------------------            -------------------------------
     R.G. Duncan
Its: Senior Vice President           Its:  Director Sales Leasing
                                           Market Division

                                                                       EXHIBIT 1
                                                                       ---------


                            LIST OF ELECTED AIRCRAFT
                            ------------------------

AIRCRAFT                      DELIVERY
RANK                           MONTH

14         A321      Firm     *
15         A321      Firm     *
16         A321      Firm     *

17         A321      Firm     *
18         A321      Firm     *
19         A321      Firm     *
20         A321      Firm     *
21         A321      Firm     *
22         A321      Firm     *

23         A321      Firm     *
24         A321      Firm     *
25         A321      Firm     *
26         A321      Firm     *
27         A321      Firm     *
28         A321      Firm     *
29         A321      Firm     *

30         A321      Firm     *
31         A321      Firm     *
32         A321      Firm     *
33         A321      Firm     *
34         A321      Firm     *
35         A321      Firm     *

36         A321      Firm     *
37         A321      Firm     *

38         A321      Firm     *

1          A321      Option   *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.